Financial Instruments	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial Instruments
Note 20: Financial Instruments
Financial assets and liabilities
Financial assets and liabilities in the consolidated statement of financial position were as follows:

December 31, 2019	Assets/(Liabilities) at Amortized Cost	Assets/(Liabilities) at Fair Value through Earnings	Assets at Fair Value through Other Comprehensive Income	Derivatives Used for Hedging (1)	Total
Cash and cash equivalents	335	490	-	-	825
Trade and other receivables	1,167	-	-	-	1,167
Other financial assets – current	98	435	-	-	533
Other financial assets – non-current (see note 21)	45	-	29	-	74
Current indebtedness	(579)	-	-	-	(579)
Trade payables (see note 22)	(265)	-	-	-	(265)
Accruals (see note 22)	(801)	-	-	-	(801)
Other financial liabilities – current (2) (3)	(365)	(7)	-	(62)	(434)
Long-term indebtedness	(2,676)	-	-	-	(2,676)
Other financial liabilities – non-current (see note 23) (4)	(253)	(3)	-	-	(256)
Total	(3,294)	915	29	(62)	(2,412)

December 31, 2018	Assets/(Liabilities) at Amortized Cost	Assets/(Liabilities) at Fair Value through Earnings	Assets at Fair Value through Other Comprehensive Income	Derivatives Used for Hedging (1)	Total
Cash and cash equivalents	316	2,390	-	-	2,706
Trade and other receivables	1,313	-	-	-	1,313
Other financial assets – current	75	1	-	-	76
Other financial assets – non-current (see note 21)	14	16	23	-	53
Current indebtedness	(3)	-	-	-	(3)
Trade payables (see note 22)	(326)	-	-	-	(326)
Accruals (see note 22)	(891)	-	-	-	(891)
Other financial liabilities – current (3)	(95)	-	-	-	(95)
Long-term indebtedness	(3,213)	-	-	-	(3,213)
Other financial liabilities – non-current (see note 23)	(1)	(2)	-	(76)	(79)
Total	(2,811)	2,405	23	(76)	(459)

(1) Derivatives are entered into with specific objectives for each transaction, and are linked to specific assets, liabilities, firm commitments or highly probable forecasted transactions.
(2) Includes lease liabilities of $69 million recognized in 2019 due to the adoption of IFRS 16. See note 1.
(3) Includes a commitment to repurchase up to $200 million (2018 - $21 million) of shares related to the Company’s pre-defined
plan with its broker to repurchase the Company’s shares during its internal trading blackout period. See note 25.
(4) Includes lease liabilities of $253 million recognized in 2019 due to the adoption of IFRS 16. See note 1.
Fair Value
The fair values of cash, trade and other receivables, trade payables and accruals approximate their carrying amounts because of the short-term maturity of these instruments. The fair value of long-term debt and related derivative instruments is set forth below.
Debt and Related Derivative Instruments
Carrying Amounts
Amounts recorded in the consolidated statement of financial position are referred to as “carrying amounts”. The carrying amounts of primary debt are reflected in “Long-term indebtedness” and “Current indebtedness” and the carrying amounts of derivative instruments are included in “Other financial assets” and “Other financial liabilities”, both current and non-current,
in the consolidated statement of financial position, as appropriate.
Fair Value
The fair value of debt is estimated based on either quoted market prices for similar issues or current rates offered to the Company for debt of the same maturity. The fair value of interest rate swaps is estimated based upon discounted cash flows using applicable current market rates and considering non-performance
risk.
The following is a summary of debt and related derivative instruments that hedge the cash flows of debt:

	Carrying Amount		Fair Value

December 31, 2019	Primary Debt Instruments	Derivative Instruments Liability	Primary Debt Instruments	Derivative Instruments Liability
Bank and other	1	–	1	–
C$550, 3.309% Notes, due 2021 (1)	435	62	435	62
$350, 3.95% Notes, due 2021 (1)	143	–	143	–
$600, 4.30% Notes, due 2023	596	–	639	–
$450, 3.85% Notes, due 2024 (1)	240	–	254	–
$500, 3.35% Notes, due 2026	496	–	513	–
$350, 4.50% Notes, due 2043 (1)	116	–	120	–
$350, 5.65% Notes, due 2043	342	–	412	–
$400, 5.50% Debentures, due 2035	395	–	447	–
$500, 5.85% Debentures, due 2040	491	–	592	–
Total	3,255	62	3, 556	62
Current portion	579	62
Long-term portion	2,676	–

	Carrying Amount		Fair Value

December 31, 2018	Primary Debt Instruments	Derivative Instruments Liability	Primary Debt Instruments	Derivative Instruments Liability
Bank and other	3	–	3	–
C$550, 3.309% Notes, due 2021 (1)	402	76	407	76
$350, 3.95% Notes, due 2021 (1)	138	–	139	–
$600, 4.30% Notes, due 2023	596	–	607	–
$450, 3.85% Notes, due 2024 (1)	240	–	233	–
$500, 3.35% Notes, due 2026	495	–	458	–
$350, 4.50% Notes, due 2043 (1)	116	–	105	–
$350, 5.65% Notes, due 2043	341	–	364	–
$400, 5.50% Debentures, due 2035	395	–	406	–
$500, 5.85% Debentures, due 2040	490	–	524	–
Total	3,216	76	3,246	76
Current portion	3	—
Long-term portion	3,213	76
(1) See the “Long-term debt activity” section below for additional information.
Long-term Debt Activity
The Company did not make any debt repayments in 2019. In October 2018, the Company used part of the proceeds from the sale of a 55% interest in its Financial & Risk business to repay debt as follows:

Month/Year	Full / Partial Redemption	Notes Repaid	Principal Amount (in millions)
October 2018	Full Redemption	3.369% Notes, due 2019 (1)	C$500
October 2018	Full Redemption	4.35% Notes, due 2020 (1)	C$750
October 2018	Full Redemption	4.70% Notes, due 2019 (1)	$500
October 2018	Partial Redemption	3.95% Notes, due 2021 (1)	$211 repaid of $350 principal amount
October 2018	Partial Redemption	3.85% Notes, due 2024 (1)	$208 repaid of $450 principal amount
October 2018	Partial Redemption	4.50% Notes, due 2043 (1)	$231 repaid of $350 principal amount
(1) These notes were redeemed prior to their scheduled due date.
In January 2020, the Company redeemed notes ahead of their 2021 maturity. See note 33 for additional information.
Cross-currency interest rate swaps
The Company uses
fixed-to-fixed
cross-currency interest rate swaps to hedge its currency exposures on indebtedness. These instruments swap Canadian dollar principal and interest payments into U.S. dollars. The critical terms of the swap, such as the timing and amount of cash flows, match the terms of the related indebtedness, creating an economic relationship that is expected to result in a highly effective hedge. To test for hedge ineffectiveness at hedge inception and subsequent reporting periods, the Company performs qualitative tests to confirm that the terms of the instruments have not changed, as well as quantitative tests to assess if the future cash flows of the swap and the indebtedness will offset one another. Ineffectiveness may arise from changes in cross currency basis spreads or the credit risk inherent in the swaps. The notional principal amount of the swaps equals the underlying debt exposures for a 1:1 hedge ratio.
At December 31, 2019 and December 31, 2018, the Company recorded swaps outstanding in the consolidated statement of financial position at their fair value, which was a net liability of $62 million (2018 - net liability of $76 million). These swaps were designated as cash flow hedges.

The details of this instrument are set forth below:

Received	Paid	Hedged Risk	Year of Maturity	Principal Amount
2019 Cash flow hedges
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2020 (1)	US$483
(1) In November 2019, the Company agreed with counterparties to terminate these contracts in January 2020, prior to their scheduled 2021 due date, in connection with the early redemption of the related hedged debt.

Received	Paid	Hedged Risk	Year of Maturity	Principal Amount
2018 Cash flow hedges
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2021	US$483
Currency Risk Exposures
At each reporting date presented, substantially all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations.
The carrying amount of debt, all of which is unsecured, was denominated in the following currencies:

	Before Currency Hedging Arrangements		After Currency Hedging Arrangements

	December 31,		December 31,

	2019	2018	2019 (1)	2018 (2)
Canadian dollar	435	405	–	3
U.S. dollar	2,819	2,811	3,316	3,293
Other currencies	1	–	1	–
	3,255	3,216	3,317	3,296
(1) Includes fair value adjustments of $3 million at December 31, 2019 associated with the interest related fair value component of the hedging instrument settled in January 2020.
(2) Excludes fair value adjustments of $4 million at December 31, 2018 associated with the interest related fair value component of hedging instruments.
Interest Rate Risk Exposures
At December 31, 2019 and 2018, the Company’s notes and debentures (after swaps) pay interest at fixed rates. The weighted-average interest rate was 4.6% in 2019 and 2018.
Foreign Exchange Contracts
In 2019, the Company entered into foreign exchange contracts to sell British pound sterling to manage foreign exchange risk on cash flows excluding indebtedness. At December 31, 2019, the cumulative U.S. dollar notional amount of contracts outstanding was $111 million. The fair value of these contracts was a liability of $7 million, reported within “Other financial liabilities – current” in the consolidated statement of financial position. There were no contracts outstanding at December 31, 2018.

Fair value gains and losses from derivative financial instruments

Fair value gains and losses from derivative financial instruments recognized in the consolidated income statement and consolidated statement of changes in equity were as follows:

	Year ended December 31,

	2019		2018

	Fair Value Gain (Loss) Through Earnings	Fair Value Loss Through Equity	Fair Value Gain (Loss) Through Earnings	Fair Value Loss Through Equity
Warrants (1)	419	–	16	–
Foreign exchange contracts	(7)	–	4	–
Hedging instruments:
Cross currency interest rate swaps – cash flow hedges (2)	19	(6)	(49)	(6)
Forward interest rate swaps – cash flow hedges	1	–	1	–
	432	(6)	(28)	(6)
(1) In 2018, was included as part of discontinued operations
(2) In 2019, comprised of $21 million of foreign exchange gains (2018 - $59 million of foreign exchange losses) related to hedges on Canadian dollar denominated debt and a $2 million loss (2018 - $10 million gain) relating to swaps that were terminated ahead of their maturity in connection with the early repayment of the related hedged debt.
Financial Risk Management
The Company is exposed to a variety of financial risks including market risk (primarily currency risk and interest rate risk), credit risk and liquidity risk, as its operations are diverse and global. A centralized corporate treasury group works to minimize the potential adverse effects from these risks by using hedging strategies, where applicable, as well as associating with high quality financial institutions, limiting exposures to counterparties and ensuring flexible sources of funding. The Chief Financial Officer oversees the overall approach and ensures the use of strict guidelines and internal control processes.
Market Risk
Currency Risk
The Company’s consolidated financial statements are expressed in U.S. dollars. However, the Company transacts a portion of its business in other currencies and is therefore subject to the effects of foreign currency translation into U.S. dollars as well as currency transaction risk.
The impact of foreign currency translation from changes in exchange rates between 2018 and 2019 decreased consolidated revenues and operating expenses by 1% and 2%, respectively, and generated $109 million of net translation gains in the consolidated statement of financial position (2018 - $287 million of net translation losses), which were recorded within accumulated other comprehensive loss in shareholders’ equity.
Exposure to currency transaction risk is minimized as the Company generally bills customers and incurs operating expenses in the functional currency of the legal entity that records the transaction. However, the Company is also exposed to currency transaction risk from the revaluation of non-permanent
intercompany loans in certain of its legal entities, which impacts earnings.
The table below shows the impact on earnings that a hypothetical 10% strengthening of the U.S. dollar against other foreign currencies would have as a result of changes in fair values of financial instruments as of December 31, 2019.

(Decrease) increase to earnings	£	€	Other Currencies	Total
Impact on earnings from financial assets and liabilities (1)	-	(1)	-	(1)
Impact on earnings from non-permanent intercompany loans	(8)	7	53	52
Total impact on earnings	(8)	6	53	51
(1) Excludes debt which has been swapped into U.S. dollar obligations.

The Company only uses derivative instruments to reduce foreign currency and interest rate exposures. Canadian dollar borrowings are generally converted to U.S. dollar obligations through currency swap arrangements. At each reporting date presented, substantially all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations.
Interest Rate Risk
The Company is exposed to fluctuations in interest rates with respect to cash and cash equivalents and long-term borrowings.
As of December 31, 2019, the majority of $825 million (2018 - $2,706 million) in cash and cash equivalents was comprised of interest-bearing assets. Based on amounts as of December 31, 2019, a
100-basis
point increase or decrease in interest rates would have increased or decreased annual interest income by approximately $8 million (2018 - $25 million).
At December 31, 2019, the Company’s notes and debentures (after swaps) pay interest at fixed rates.
As of December 31, 2019, there were no derivatives designated as fair value hedges.
Price Risk
The Company has no significant exposure to price risk from equity securities or commodities in the normal course of business. However, the value of the Company’s warrants in Refinitiv (see the “Valuation of the Refinitiv Warrants” section below for additional information) and the value of the proposed transaction with LSEG (see note 9 ) are subject to change as a result of changes in the price of LSEG shares.
Credit Risk
Credit risk arises from cash and cash equivalents and derivative financial instruments, as well as credit exposure to customers including outstanding receivables. The Company attempts to minimize credit exposure as follows:

•
cash investments are placed with high-quality financial institutions with limited exposure to any one institution. At December 31, 2019, approximately 97% of cash and cash equivalents were held by institutions that were rated at
“A-“
or higher by at least one of the major credit rating agencies;

•	counterparties to derivative contracts are major investment-grade international financial institutions and exposure to any single counterparty is monitored and limited; and

•	the Company assesses the creditworthiness of its customers.
No allowance for credit losses on financial assets was required as of December 31, 2019, other than the allowance for doubtful accounts (see note 14). Further, no financial or other assets have been pledged.
The Company’s maximum exposure with respect to credit, assuming no mitigating factors, would be the aggregate of its cash and cash equivalents $825 million (2018 - $2,706 million), trade and other receivables $1,167 million (2018 - $1,313 million) and other financial assets $578 million (2018 - $106 million). The Company had no credit exposure on its debt-related derivatives, as all of these instruments were in a payable position at the end of each year.
Liquidity Risk
A centralized treasury function ensures funding flexibility by assessing future cash flow expectations and by maintaining sufficient capacity under its committed borrowing facilities. Cash flow estimates are based on rolling forecasts of operating, investing and financing flows. Such forecasting also considers account borrowing limits, cash restrictions and compliance with debt covenants.
Cash which is surplus to working capital requirements is invested in money market funds or bank money market deposits with maturities aligned to expected cash needs. As at December 31, 2019, cash and cash equivalents were $0.8 billion. In addition, the Company maintains a commercial paper program, which provides cost-effective and flexible short-term funding, and a $1.8 billion credit facility, which provides additional liquidity, as further described below.
Commercial Paper Program
Under its commercial paper program, the Company may issue up to $
1
.
8
 billion of notes. There was no outstanding commercial paper at December 31, 2019 and 2018. In 2018, $1,637 million of commercial paper outstanding at December 31, 2017 was repaid.

Credit Facilities
The Company has a $1.8 billion syndicated credit facility agreement which matures in December 2024 and may be used to provide liquidity for general corporate purposes (including acquisitions or support for its commercial paper program). There were no outstanding borrowings under
the facility at December 31, 2019. Based on the Company’s current credit ratings, the cost of borrowing under the facility is priced at LIBOR/EURIBOR plus 112.5 basis points. The Company has the option to request an increase, subject to approval by applicable lenders, in the lenders’ commitments in an aggregate amount of $600 million for a maximum credit facility commitment of $2.4 billion. In July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. As a result, public and private sector industry initiatives are currently underway to identify an alternative reference rate.
If the Company’s debt rating is downgraded by Moody’s or Standard & Poor’s, the facility fees and borrowing costs may increase, although availability would be unaffected. Conversely, an upgrade in the Company’s ratings may reduce the facility fees and borrowing costs.
The Company guarantees borrowings by its subsidiaries under the credit facility. The Company must also maintain a ratio of net debt as of the last day of each fiscal quarter to EBITDA as defined in the credit agreement (earnings before interest, income taxes, depreciation and amortization and other modifications described in the credit agreement) for the last four quarters ended of not more than 4.5:1. However, if the Company completes an acquisition with a purchase price of over $500 million, the ratio of net debt to EBITDA increases to 5.0:1, effective in the quarter the acquisition closes and for three successive quarters thereafter, at which point the ratio of net debt to EBITDA reverts to 4.5:1. The Company was in compliance with this covenant at December 31, 2019.
Under its previous $2.4 billion credit facility, the Company borrowed and repaid $370 million in 2018.
The Company entered into a second $1.5 billion credit facility agreement in November 2017 that was comprised of a $0.5 billion term loan facility and a $1.0 billion revolving credit facility, which was cancelled on October 1, 2018. In 2018, the Company borrowed and repaid $1.0 billion under this credit facility.
The table below sets forth
non-derivative
and derivative financial liabilities by maturity based on the remaining period from December 31, 2019 and 2018, respectively, to the contractual maturity date. The amounts disclosed are the contractual undiscounted cash flows.

December 31, 2019	2020	2021	2022	2023	2024	Thereafter	Total
Current debt (1)	579	-	-	-	-	-	579
Long-term debt (2)	-	-	-	600	242	1,869	2,711
Interest payable (2)	132	128	128	128	102	1,196	1,814
Debt-related hedges outflows (1)	499	-	-	-	-	-	499
Debt-related hedges inflows (1)	(437)	-	-	-	-	-	(437)
Trade payables	265	-	-	-	-	-	265
Accruals	801	-	-	-	-	-	801
Lease liabilities	80	75	60	41	34	64	354
Other financial liabilities	295	-	-	-	-	-	295
Total	2,214	203	188	769	378	3,129	6,881

December 31, 2018	2019	2020	2021	2022	2023	Thereafter	Total
Long-term debt (3)	-	-	548	-	600	2,111	3,259
Interest payable (3)	147	147	147	128	128	1,298	1,995
Debt-related hedges outflows	16	16	498	-	-	-	530
Debt-related hedges inflows (4)	(13)	(13)	(423)	-	-	-	(449)
Trade payables	326	-	-	-	-	-	326
Accruals	891	-	-	-	-	-	891
Other financial liabilities	98	3	-	-	-	-	101
Total	1,465	153	770	128	728	3,409	6,653
(1) Represents early repayment of hedged Canadian debt and US dollar denominated debt redeemed in January 2020.
(2) Represents contractual principal and interest payments.
(3) Represents contractual principal and interest payments. Future cash flows have been calculated using forward foreign exchange rates.
(4) Future cash flows have been calculated using forward foreign exchange rates.
Capital Management
The Company’s capital management strategy is aligned with its business strategy. The Company is focused on ensuring that it has the investment capacity to drive revenue growth both organically and through acquisitions, while also maintaining its long-term financial leverage and credit ratings and continuing to provide returns to shareholders.
In October 2018, the Company sold a 55% interest in its Financial & Risk business to private equity funds affiliated with Blackstone for approximately $17 billion and retained a 45% interest in the new company, which is now known as Refinitiv. The Company used the proceeds to return $10 billion to shareholders (see note 25), repay $4 billion of debt and used $1 billion for taxes, pension contributions, bond redemption costs and other fees and expenses of the transaction, including approximately $600 million to reposition the Company for growth and scale. The Company also set aside $2 billion as an investment fund, of which over half was spent on acquisitions through December 31, 2019.
The Company’s existing sources of liquidity are cash and cash equivalents, cash provided by operating activities, the commercial paper program, and credit facility. From time to time, the Company issues debt securities. These sources will generate sufficient funding for the Company to meet its current obligations as well as allowing for: (i) reinvestment in the business through capital expenditures and acquisitions; (ii) debt service; and (iii) returns to shareholders in the form of dividends and share buybacks. The Company has set a target to maintain approximately 500 million common shares outstanding by using share repurchases to offset dilution associated with its dividend reinvestment and equity incentives plans.
Additionally, the Company targets a leverage ratio of net debt, as defined below, to adjusted EBITDA of no more than 2.5x as a measure of its financial flexibility and ability to maintain investment grade credit ratings. As December 31, 2019, the Company was below its maximum target ratio.
The Company’s investment grade credit
ratings provide
added financial flexibility and the ability to borrow to support the operations and growth strategies of the business. The following table sets forth the credit ratings that the Company has received from rating agencies in respect of its outstanding securities as of December 31, 2019:

	Moody’s	Standard & Poor’s	DBRS Limited	Fitch
Long-term debt	Baa2	BBB	BBB (high)	BBB+
Commercial paper	P-2	A-2	R-2 (high)	F2
Trend/Outlook	Negative Outlook	Stable	Stable	Stable

Net debt is defined as total indebtedness (including the associated fair value of hedging instruments, but excluding the associated unamortized transaction costs and premiums or discounts and the interest-related fair value component of hedging instruments), and lease liabilities less cash and cash equivalents. As the Company hedges some of its debt to reduce risk, the hedging instruments are included in the measurement of the total obligation associated with its outstanding debt. However, because the Company generally intends to hold the debt and related hedges to maturity, it does not consider the associated fair value of the interest-related component of hedging instruments in the measurement of net debt.
The following table presents the calculation of net debt
(1)
:

	December 31,

	2019	2018
Current indebtedness	579	3
Long-term indebtedness	2,676	3,213
Total debt	3,255	3,216
Swaps	62	76
Total debt after swaps	3,317	3,292
Remove fair value adjustments for hedges (2)	-	4
Total debt after currency hedging arrangements	3,317	3,296
Remove transaction costs and discounts included in the carrying value of debt	36	40
Add: Lease liabilities (current and non-current) (3)	322	-
Less: cash and cash equivalents	(825)	(2,706)
Net debt (1)	2,850	630
(1) Net debt is a
non-IFRS
financial
measure.
(2) Represents the interest-related fair value component of hedging instruments that are removed to reflect net cash outflow upon maturity.
(3) In 2019, the Company revised its definition of net debt to include lease liabilities recorded in connection with the adoption of IFRS 16 on January 1, 2019.
The following is a reconciliation on movements of liabilities to cash flows arising from financing activities for the years ended December 31, 2019 and 2018:

	Notes and Debentures (1)	Commercial Paper/Credit Facilities	Derivative Instruments Liabilities	Lease Liabilities	Total Liabilities From Financing Activities
December 31, 2017	5,389	1,637	246	-	7,272
Proceeds from debt	-	1,370	-	-	1,370
Repayments of debt	(2,125)	(1,370)	(224)	-	(3,719)
Net repayments under short-term loan facilities	-	(1,661)	-	-	(1,661)
Foreign exchange movements	(59)	-	59	-	-
Other, net (2)	11	24	(5)	-	30
December 31, 2018	3,216	-	76	-	3,292
IFRS 16 adoption – January 1, 2019	-	-	-	197	197
Payments of leases	-	-	-	(51)	(51)
Additional leases	-	-	-	176	176
Foreign exchange movements	21	-	(21)	-	-
Other, net (2)	18	-	7	-	25
December 31, 2019	3,255	-	62	322	3,639
(1) Includes bank and other financial instruments in current indebtedness.
(2) Includes amortization of transaction and discount costs and fair value movements on derivatives.

Fair value estimation
The following fair value measurement hierarchy is used for financial instruments that are measured in the consolidated statement of financial position at fair value:

• Level 1 –	quoted prices (unadjusted) in active markets for identical assets or liabilities;

• Level 2 –	inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices); and

• Level 3 –	inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).
The levels used to determine fair value measurements for those instruments carried at fair value in the consolidated statement of financial position are as follows:

December 31, 2019				Total
Assets	Level 1	Level 2	Level 3	Balance
Money market accounts	-	490	-	490
Warrants (1)	-	-	435	435
Financial assets at fair value through earnings	-	490	435	925
Financial assets at fair value through other comprehensive income (2)	2	27	-	29
Total assets	2	517	435	954

Liabilities
Forward exchange contracts (3)	-	(7)	-	(7)
Contingent consideration (4)	-	-	(3)	(3)
Financial assets at fair value through earnings	-	(7)	(3)	(10)
Derivatives used for hedging (5)	-	(62)	-	(62)
Total liabilities	-	(69)	(3)	(72)

December 31, 2018				Total
Assets	Level 1	Level 2	Level 3	Balance
Money market accounts	-	2,390	-	2,390
Warrants (1)	-	-	16	16
Embedded derivatives (6)	-	1	-	1
Financial assets at fair value through earnings	-	2,391	16	2,407
Financial assets at fair value through other comprehensive income (2)	2	21	-	23
Total assets	2	2,412	16	2,430

Liabilities
Contingent consideration (4)	-	-	(2)	(2)
Financial liabilities at fair value through earnings	-	-	(2)	(2)
Derivatives used for hedging (5)	-	(76)	-	(76)
Total liabilities	-	(76)	(2)	(78)
(1) Warrants relate to the Company’s equity method investment in Refinitiv (see note 9).
(2) Investments in entities over which the Company does not have control, joint control or significant influence.
(3) Used to manage foreign exchange risk on cash flows excluding indebtedness.
(4) Obligations to pay additional consideration for prior acquisitions, based upon performance measures contractually agreed at the time of purchase.
(5) Comprised of
fixed-to-fixed
cross-currency swaps on indebtedness.
(6) Largely related to U.S. dollar pricing of customer agreements by subsidiaries outside of the U.S.

The following reflects the change in the fair value of the Refinitiv warrants, which are a level 3 in the fair value measurement hierarchy, for the year ended December 31, 2019:

Year ended December 31,

2019
December 31, 2018	16
Gain recognized within other operating gains, net	419
December 31, 2019	435
The Company recognizes transfers into and out of the fair value measurement hierarchy levels at the end of the reporting period in which the event or change in circumstances that caused the transfer occurred. There were no transfers between hierarchy levels for the years ending December 31, 2019 and 2018.
Valuation Techniques
The fair value of financial instruments that are not traded in an active market (for example, over-the-counter
derivatives) is determined by using valuation techniques. These valuation techniques maximize the use of observable market data where it is available and rely as little as possible on entity specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2. If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.
Specific valuation techniques used to value financial instruments include:

•	quoted market prices or dealer quotes for similar instruments;

•	the fair value of cross-currency interest rate swaps and forward foreign exchange contracts is calculated as the present value of the estimated future cash flows based on observable yield curves; and

•	the fair value of contingent consideration is calculated based on estimates of future revenue performance.
Valuation of the Refinitiv Warrants

•
On August 1, 2019, the Company and private equity funds affiliated with Blackstone agreed to sell Refinitiv, in which the Company owns a 45%
(1)
interest, to LSEG, in an all share transaction that valued Refinitiv at $27 billion (as of the announcement date), but LSEG may, at its option, settle up to $2.5 billion of the consideration in cash (see note 9). Under the terms of the warrant agreement, the proposed transaction will constitute a change in control whereby the exercise of the warrants in connection with the closing of the transaction will increase the Company’s ownership of Refinitiv from 45%
(1)
to 47.6%
(1)
. Reflecting the entry into a definitive agreement for the sale of the Refinitiv business, the value of the warrants at December 31, 2019 is primarily based on the number of incremental shares in Refinitiv to which the Company is entitled upon closing and the share price of LSEG on December 31, 2019. The valuation also incorporates (on a weighted-average basis) other outcomes based on the likelihood of the proposed transaction closing. In future periods, the warrants will be revalued based on the share price of LSEG at each reporting date, and will reflect management’s continuing assessment about the likelihood that the proposed transaction will close, including progress towards obtaining regulatory clearances and satisfying customary closing conditions.

•
The Monte Carlo simulation approach, which is incorporated into the valuation of the Refinitiv warrants, generates values based on the random outcomes from a probability distribution. Key inputs under the Monte Carlo approach include: the estimated equity value of Refinitiv; the capitalization structure of Refinitiv; the expected volatility; the risk-free rate of return; annual dividends or distributions; and assumptions about the timing of a liquidity event. An increase in the equity value would typically result in an increase in the fair value of the warrants and conversely, a decrease would typically result in a decrease in the fair value of the warrants.

(1) Represents ownership interest before dilution for management equity triggered by a change in control.

Offsetting Financial Assets and Financial Liabilities
The Company is subject to master netting arrangements with certain counterparties. Certain of these arrangements allow for the netting of assets and liabilities in the ordinary course of business, and are reflected on a net basis on the consolidated statement of financial position. In other circumstances, netting is permitted only in the event of bankruptcy or default of either party to the agreement, and such amounts are not netted in the consolidated statement of financial position.

This information is summarized in the table below.

Financial assets	Gross Financial Assets	Gross Financial Liabilities Netted Against Assets	Net Financial Assets in the Consolidated Statement of Financial Position	Related Financial Liabilities Not Netted	Net Amount
Cash and cash equivalents	17	-	17 (1)	-	17
December 31, 2019	17	-	17	-	17

Cash and cash equivalents	10	(8)	2 (1)	-	2
December 31, 2018	10	(8)	2	-	2

Financial liabilities	Gross Financial Liabilities	Gross Financial Assets Netted Against Liabilities	Net Financial Liabilities in the Consolidated Statement of Financial Position	Related Financial Assets Not Netted	Net Amount
Derivative financial liabilities	68	-	68 (2)	-	68
Bank indebtedness	1	-	1 (3)	-	1
December 31, 2019	69	-	69	-	69

Derivative financial liabilities	76	-	76 (2)	-	76
Bank indebtedness	11	(8)	3 (3)	-	3
December 31, 2018	87	(8)	79	-	79
(1) Included within “Cash and cash equivalents” in the consolidated statement of financial position.
(2) Included within “Other financial liabilities” – current and “Provisions and other non-current
liabilities”, in the consolidated statement of financial position.
(3) Included within “Current indebtedness” in the consolidated statement of financial position.